EXHIBIT 10.6

REGULATION S COMMON STOCK SUBSCRIPTION AGREEMENT

This Regulation S Common Stock Subscription Agreement (this “Agreement”) is executed in reliance upon the transaction exemption afforded by Regulation S (“Regulation S”) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities  Act of 1933, as amended (“1933 Act”).

The shares of Common Stock (as hereinafter defined) subscribed to hereby have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. persons (as hereinafter defined) unless the Common Stock is registered under the 1933 Act, or an exemption from the registration requirements of the 1933 Act is available.  Hedging transactions in the Common Stock may not be conducted except in compliance with the 1933 Act (including, but not limited to, Regulation S).

This Agreement has been executed by the undersigned (“Subscriber”), a non-U.S. person (as hereinafter defined), in connection with the purchase of common stock (the “Common Stock”), of ScripsAmerica, Inc. (the “Issuer”).

The Subscriber hereby represents and warrants to, and agrees with, the Issuer as follows:

1.           Agreement to Subscribe: Purchase Price.

A.           Subscription.  The Subscriber hereby agrees to purchase _____________ shares of Common Stock of the Issuer (the “Shares”) at the Purchase Price (as defined below) and the Issuer hereby agrees to sell the Shares to the Subscriber at the Purchase Price (as defined below).

B.           Closing; Payment.  The closing shall take place in an offshore transaction (as defined Rule 902(h) of Regulation S) on the date hereof or on such later date as the parties may agree in writing (the “Closing”).  At the Closing, Subscriber shall tender to the Issuer the sum of _____________ U.S. Dollars (US $_____________) (the “Purchase Price”) in immediately available funds, in full payment of the Purchase Price for the Shares.  The Issuer shall deliver to Subscriber the certificate representing the Shares within seven (7) days of the Closing.

2.           Subscriber Representations.

A.           Offshore Transaction.  Subscriber represents and warrants to Issuer on the date hereof, and as of the date of the Closing, as follows:

(i)           Subscriber is not a U.S. person (whenever such term is used herein, it shall have the meaning given in Rule 902(k) of Regulation S).

(ii)           At the time of the origination of this Agreement and the execution and deliver of this Agreement, Subscriber was outside the United States at the address set forth immediately below.

(1)	Subscriber is a citizen of .

(2)	Subscriber resides at.

(iii)           Subscriber is acquiring the Shares for its own account and not on behalf of any U.S. person, and the resale of the Shares have not been pre-arranged with a purchaser in the United States.

(iv)           Subscriber represents and warrants, and hereby agrees, that all offers and sales of the Shares prior to the expiration of a period commencing on the date of the Closing and ending on the six-month anniversary thereof (the “Restricted Period”), shall only be made (a) in compliance with the safe harbor contained in Regulation S, (b) pursuant to registration of the Shares under the 1933 Act or (c) pursuant to an exemption from registration, and all offers and sales of the Shares after the Restricted Period shall be made only pursuant to such registration or to such exemption from registration.

(v)           Subscriber acknowledges that the purchase of the Shares involve a high degree of risk and affirms that it can bear the economic risk of acquiring the Shares, including the total loss of its investment.

(vi)           Subscriber hereby understands and agrees that the Issuer shall insert the legend set forth on Annex A attached hereto on the certificate(s) evidencing the Shares in compliance with the 1933 Act or applicable United States state securities laws.

3.           Exemption; Reliance on Representations.  Subscriber understands that the issuance of the Shares is not being registered under the 1933 Act, and that the Issuer is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S.

4.           Conditions to Issuer’s Obligation to Sell.  Subscriber understands that Issuer’s obligation to deliver the Shares is conditioned upon the receipt and acceptance by Issuer of this Agreement for the Shares.  Issuer reserves the right in its complete discretion to reject this Agreement.

5.           Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith.  This Agreement may be amended only by a writing executed by all parties hereto.

6.           Certification.  The Subscriber certifies that it has read this entire Agreement and that every statement on his part made and set forth herein is true and complete.

[Signatures appear on next page]

Dated this ___________ day of May 2011.

Subscriber

Shares are to be issued in
(check one box):	Print Name of Investor and Address

Individual name ___
Print Name of Joint Investor
(if applicable)
Joint tenants with
Rights of survivorship ___
Signature of Individual Investor
Tenants in the
the entirety ___
Signature of Joint Investor, if any

Accepted this ___________ day of May 2011.

UEG-GREEN ENERGY SOLUTIONS/ALBERTA, INC.

By: ________________________________
Name:                  Avi Einhoren
Title:                    Chief Executive Officer

ANNEX A

THE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SHARES OF COMMON STOCK ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE SHARES OF COMMON STOCK ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE 1933 ACT) UNLESS THE SHARES OF COMMON STOCK ARE REGISTERED UNDER THE 1933 ACT, PURSUANT TO REGULATION S OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND THE ISSUER WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE."